Prospectus

April 30, 2018

NEW ALTERNATIVES FUND

Investor Shares Ticker: NAEFX

Class A Shares Ticker: NALFX

150 Broadhollow Road, Suite PH2, Melville, New York 11747

(800) 423-8383 or (631) 423-7373

www.newalternativesfund.com

New Alternatives Fund is a mutual fund seeking long-term capital appreciation, with income as a secondary objective, by investing in equity securities in a wide range of industries that are oriented to a clean and sustainable environment

with a special interest in Alternative Energy.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this

Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND SUMMARY

Investment Objective

The investment objective of New Alternatives Fund (the “Fund”) is long-term capital appreciation, with income as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of $25,000 or more of Class A Shares of the Fund. More information about this discount and other discounts is available from your financial professional and in the section “Reductions or Modifications of Sales Charges” on page 20 of this Prospectus, and in the sections “PURCHASE, REDEMPTION AND PRICING OF SHARES – How to Purchase Shares” and “PURCHASE, REDEMPTION AND PRICING OF SHARES – Sales Loads” beginning on page 22 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)

	Investor Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 60 days of initial purchase) [1]	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Class A Shares
Management Fees	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses:	0.51%	0.51%

Total Annual Fund Operating Expenses	1.32%	1.07%

1.	A two percent (2.00%) redemption fee is charged on Investor Shares held less than sixty (60) days and is retained by the Fund. This redemption fee is meant to prevent short-term trading in the Investor Shares of the Fund and to offset any transaction and other costs associated with short-term trading.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (i) you pay the maximum applicable sales charge, (ii) your investment has a 5% return each year, and (iii) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$134	$418	$723	$1,590
Class A Shares	$455	$678	$919	$1,610

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.31% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

In selecting investments for the Fund, the investment advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s areas of interest and concentration in Alternative Energy, Renewable Energy and related areas, the perceived risk of the investment, and the current value of the security. The investment advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition, the investment advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. The investment advisor considers the advancement of the Renewable Energy industry has been so dramatic that it has created a myriad of investment opportunities, and the Fund intends to capitalize on them. The investment advisor may consider investments in new technologies intended to provide a clean and sustainable environment.

Principal Risks

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Concentration Risk. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments.

New Technology Risk. New technologies may not be cost effective, and the investment adviser may select a new technology that is not successful. It is also possible that interest in achieving a clean and sustainable environment may diminish. The potential advantages of new technologies may be slow in both development and recognition.

Political Risk. Investments in Alternative Energy and Renewable Energy, and companies with environmental products and projects are subject to political priorities, changing government regulations and subsidies that may impact the value of their securities. There are also risks associated with a failure to enforce environmental law. For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper.

Foreign Company Risk. Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

YieldCo Risk. Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the sponsor of the YieldCo. YieldCo securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the Alternative Energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). Prices of YieldCo securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. YieldCos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

ADR Risk. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

Mid-Cap Risk. The Fund is subject to the risk that the stocks of mid-cap companies can be more volatile and riskier than the stocks of larger issuers. Mid-cap companies tend to have more limited resources, product lines and market share than larger more established businesses. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of mid-cap company stocks might fall regardless of trends in the broader market.

Small-Cap Risk. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider fluctuations in price thus creating a greater chance of loss than securities of larger capitalization companies.

REIT Risk. The Fund may invest in real estate investment trusts (“REITs”). REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to numerous qualification requirements and could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

MLP Risk. The Fund may invest in publicly-traded master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to energy industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all concentrated in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Is This Fund For You?

Investing in the Fund is not a complete investment program. The Fund may appeal to investors with an interest in Alternative Energy, environmental sustainability and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the investment adviser and may reduce the number of companies eligible for investment by the Fund.

Performance Information

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The returns in the bar chart do not include the deduction of any applicable sales charges on Class A Shares. If sales charges had been included, the returns would be less than those shown in the bar chart. The performance of the Class A Shares has not been restated to reflect the increase in the investment advisory fees effective December 1, 2014. If it had been reflected, the performance of the Class A Shares would have been lower. The performance of the Fund’s Investor Shares would also have been lower than the Fund’s Class A Shares because the expenses of the classes differ.

The table compares the average annual total returns of each class of shares of the Fund for the periods ended December 31, 2017 as compared to a broader index measuring market performance. For Class A Shares of the Fund, the returns in the table include the deduction of the maximum applicable sales charge of 4.75%. On April 30, 2017, the maximum applicable sales charge on Class A Shares of the Fund was reduced to 3.50%. The table also shows the impact of taxes on the Class A Shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Class A Shares

During the period shown in the bar chart, the highest return for a quarter was 29.81% for the quarter ended June 30, 2009 and the lowest return for a quarter was -21.88% for the quarter ended September 30, 2015.

Average Annual Total Returns (For the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
Return Before Taxes

Class A Shares	15.33%	10.74%	1.11%

Investor Shares	20.76%	N/A	N/A

Return After Taxes – Class A Shares

Return After Taxes on Distributions	13.84%	9.89%	0.69%

Return After Taxes on Distributions and Sale of Fund Shares	9.18%	8.31%	0.80%
S&P 500® Index (reflects no deduction of fees, expenses and taxes)	21.83%	15.79%	8.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Investors should consult their tax advisers regarding their personal tax situations.

The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc. (the “Advisor”).

Portfolio Managers

The Fund’s portfolio managers are David J. Schoenwald, co-Founder, Chairperson of the Board of Trustees, President and Treasurer of the Fund and Murray D. Rosenblith, Trustee, Vice President and Secretary of the Fund. David Schoenwald has managed the Fund since its inception in 1982. Murray Rosenblith has managed the Fund since 2010.

Purchasing and Redeeming Fund Shares

Your purchases of each share class of the Fund are subject to the following minimum investment amounts:

Minimum Investment To Open Account	For Regular Accounts Investor Shares – $3,500 Class A Shares – $2,500	For IRAs Investor Shares – $3,500 Class A Shares – $2,500
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	For Investor Shares and Class A Shares $250
Minimum Subsequent Investment (Automatic Investment Plan Members)	For Investor Shares and Class A Shares $50 per month/quarter minimum

You may purchase or redeem shares on any day that the New York Stock Exchange is open for business. You may purchase and redeem shares using the Fund’s on-line account service by visiting www.newalternativesfund.com. You may also purchase shares by mail by sending to the appropriate address, a signed, completed application (in proper form) and a check drawn on a U.S. bank. Please indicate which class of shares (Investor Shares or Class A Shares ) you wish to purchase. You may redeem shares by mail or overnight delivery. Requests for redemption must: (i) be in writing, (ii) signed by the account owner(s), (iii) include the account name and number, and (iv) include the number of shares or dollar amount to be redeemed. Purchase and redemption requests should be addressed to: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE NEW ALTERNATIVES FUND

The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. This investment objective is not fundamental, which means that it can be changed by the Board of Trustees of the Fund without the approval of the shareholders. However, the Fund will not change its investment objective without providing the shareholders with at least 60 days prior written notice.

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, ADRs, REITs and MLPs. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry.

Money awaiting investment in portfolio holdings may be held in cash or other short-term investments. The short-term investments that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what the Advisor considers to be socially-responsible, federally insured banks and credit unions that are committed to serving community needs. When current market, economic, political or other conditions are unstable and would impact the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

Additional Information Regarding the Fund’s Special Interest in Alternative Energy

“Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy. Alternative Energy and Renewable Energy are overlapping and related concepts. Such energy saves natural resources and is environmentally superior to conventional coal and oil. Alternative Energy includes Renewable Energy (solar, wind, hydro, geothermal and biomass), fuel cells, hydrogen, electric vehicles, energy storage and energy conservation and enabling technologies but does not include oil, coal or nuclear energy.

The Fund may invest in conventional energy companies, some of which may have a significant material interest in or are actively engaged in developing or producing Renewable Energy, including such items as photovoltaic solar cells, fuel cells or developing other products and technologies related to the Fund’s areas of interest.

Power generated through wind, flowing water, direct sunlight and geothermal heating are ancient but now employ new technologies.

Energy conservation products and systems have also existed for hundreds of years but are being constantly improved by new materials and technologies. The cost-effectiveness of some of the newest technologies varies.

Examples of Alternative Energies and related products are illustrated below:

a.	Solar photovoltaic cells produce electricity from sunlight. Solar hot water and solar thermal systems convert the sun’s energy directly into heat. Heat produced from solar thermal systems may also be used to store and produce electricity.

b.	Wind produced energy is widespread and increasingly cost efficient.

c.	Hydroelectric power is clean, but is limited by geography.

d.	Geothermal energy is produced by heat from sources below the earth’s surface.

e.	Conservation includes insulation, energy efficient electrical equipment, and transportation equipment such as hybrid or electric vehicles, bicycles and railroads.

f.	Recycling is a form of energy and resource conservation.

g.	Cogeneration and combined heat and power systems use a single fuel to produce, simultaneously, general use electricity and heat or cooling.

h.	Ocean energy can be and is produced from tides, currents or waves by using equipment to generate electricity which is then brought to shore through cables.

i.	Fuel cells generate electricity and heat by means of a chemical reaction. No combustion is involved and the by product is water. The fuel source varies for different types of fuel cells.

j.	Biofuels such as biodiesel and ethanol are transportation fuels. There is some concern about appropriate land use and competition between the use of agricultural products for food and fuel. Conversion of agricultural products and waste material to fuel has become more efficient. Volatile oil prices, political support and improved methods to convert agricultural resources into fuel have increased the growth of biofuels.

Examples of Additional Related Products and Technologies in Which the Fund May Invest

Energy Storage: Photovoltaic solar cells depend on daylight to produce energy. Wind turbines depend on wind conditions. Hydro power depends on water flow. For technologies that feed intermittent power into, or operate independently of, the power grid, batteries or other storage systems are needed to store energy and balance energy transmission. Existing energy storage technologies are constantly improving and new ones are being developed. These include different battery technologies, molten salt solutions (for concentrated solar thermal power systems), pumped hydro, forced air, flywheel, thermal technologies using ice or heated rocks, and, potentially, hydrogen and fuel cells.

Clean Water is scarce or unavailable in many places. New technologies are making it possible to provide potable water, desalinate salt water and recycle water to increase its availability to previously underserved communities.

Natural Gas: The production of natural gas involves environmental issues, particularly with the use of the hydrofracturing process of extraction. The Fund does not invest directly in companies engaged in extraction or production of natural gas. The Fund may invest in utilities that are primarily engaged in producing and distributing electric power generated by renewable technologies, and may include natural gas distribution services for residential heating and cooking and combined cycle generation facilities.

Transportation: The Fund may invest in companies developing and producing electric vehicles, batteries and charging technologies for transportation, alternative fuels, hydrogen vehicles, bicycles or other human powered vehicles, sail and solar power systems for shipping, operating railroads and other mass transit systems.

Illustrations of Advantages and Disadvantages of Different Areas of Possible Fund Investments

Recycling: When resource availability declines or demand for basic materials increases, prices for recycled materials increase. Conversely, recycling may not be economically competitive when raw material prices are low. The use of recycled materials can save energy and natural resources.

Conventional Energy: The use of coal for power generation is limited in a growing number of countries due to concerns about carbon emissions and regulation related to mining.

There are variable levels of public anxiety about shortages, energy independence and the desire for alternatives that foster energy security. Oil and natural gas prices are volatile. Extraction is limited by expense in some areas and by adverse environmental impact in others. All these considerations impact the demand for Alternative Energy.

Clean Air investments grow when there are increased concerns about greenhouse gas emissions, air pollution, acid rain, and health effects.

Clean Water investments grow when there are water-based epidemics, regional scarcities and pollution. Investment growth falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

Solar (Photovoltaic) Cells are widely used for both utility scale power generation and small commercial and residential installations. Costs of materials and increasing efficiencies of scale are making solar (photovoltaic) cells economically competitive with other forms of electric generation. They may still require other forms of government and private support in some situations.

Solar Thermal (concentrated solar power and hot water) systems often provide an energy storage component lacking in solar photovoltaic systems, but are still subject to weather related concerns. Utility scale generating plants may also encounter environmental objections to their locations and remain dependent on government subsidies and tax credits to initiate and sustain their development.

Wind Energy: Wind-generated electric power, particularly on-shore, is one of the most cost efficient energy sources, but is subject to local opposition to siting turbines or lack of infrastructure to deliver power to the locations where it is needed.

Fuel Cells appear to be more efficient and cleaner than conventional utility produced electricity. The main by-product is drinkable water. Commercial use is in its early stages. The capital cost of fuel cells is presently much higher than the cost of conventional electric generating equipment, partially because of smaller scale of production.

Environmentally Grown and Organic Foods are enjoying a period of growth. Producers, distributors and retailers are generally prospering.

More Alternatives: This list of energy alternatives and environmental solutions is not complete as technologies and opportunities continue to develop. Technologies such as ocean energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of Alternative Energy and new environmental products and technologies. The Fund will include them as they appear practical.

In selecting investments for the Fund, the Advisor does not use any formula or technical systems to select portfolio holdings. The Advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s areas of interest and concentration in Alternative Energy, Renewable Energy and related areas, the perceived risk of the investment, and the current value of the security. The Advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition the Advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. Most of the Fund’s investments will be in companies that the Advisor determines provide a contribution to a clean and sustainable environment. In addition, the Advisor will seek to invest in companies with non-discriminatory practices at all levels of their work force.

The Advisor uses several means of research and information gathering. It subscribes to a number of trade publications relating to the Fund’s areas of interest, collects news from general and financial publications, and reviews financial and other reports filed with regulators. The Advisor also reviews news about companies in which the Fund invests, as well as examines various analyst reports. The Advisor may also obtain and use information and opinions of the Fund’s shareholders, some of whom are knowledgeable about the areas in which the Fund invests.

The Advisor considers selling Fund portfolio holdings for various reasons including, but not limited to: its need to raise cash to purchase a different portfolio security, a company experiences a technological or other disadvantage, a company’s competitive position deteriorates, or a company no longer satisfies the Fund’s Alternative Energy or other specialty focus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Advisor is an SEC registered investment advisor and broker-dealer founded in 1954. The owner of the Advisor is David J. Schoenwald, who co-founded the Fund in 1982 with his late father, Maurice L. Schoenwald. The Advisor makes all investment decisions for the Fund, manages the Fund’s business affairs and supervises the Fund’s day-to-day operations. The Advisor also furnishes office space and certain administrative and clerical services needed with respect to the Advisor’s responsibilities under its investment advisory agreement with the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2017.

The Fund pays the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly. The Advisor received a fee at the rate of 0.57% of the Fund’s average daily net assets during the fiscal year ended December 31, 2017.

Portfolio Managers: David J. Schoenwald and Murray D. Rosenblith are the individuals jointly and primarily responsible for the day to day management of the Fund’s investment portfolio. David J. Schoenwald has managed the Fund since its inception in 1982. David J. Schoenwald is the President and Treasurer of the Advisor. David J. Schoenwald has been a journalist and an attorney with Law Services (a poverty law agency), and is personally interested in social and environmental matters. Murray D. Rosenblith has been a portfolio manager of the Fund since 2010. He joined the staff of the Advisor in 2008 after serving as an independent Director of the Fund since 2003 and member of the Audit Committee from 2006 until 2008. Prior to working for the Advisor, Mr. Rosenblith was a journalist and publication business manager. He served as executive director of a public foundation for 24 years. His duties during this period included managing socially responsible investments for the foundation and related organizations.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation and each portfolio manager’s ownership of shares of the Fund.

More Information About Purchasing And Redeeming Fund Shares

In General: The Fund offers two classes of shares, Investor Shares and Class A Shares. Each class of shares represents an interest in the same portfolio of securities, but each class has its own expense structure and may have different per share prices, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary. You should select the share class that best addresses your investment needs.

Minimum Initial Investment: Each class of shares has its own minimum initial investment amount. The minimum initial investment amount for Investor Shares of the Fund is $3,500. The minimum initial investment amount for Class A Shares of the Fund is $2,500. To open an IRA account, the minimum initial investment amount for Investor Shares of the Fund is $3,500. and the minimum initial investment amount for Class A Shares of the Fund is $2,500. When purchasing shares of the Fund, please indicate which class of shares (Investor Shares or Class A Shares) you wish to purchase.

Investor Shares of the Fund may be purchased at the net asset value next determined after receipt of a properly completed application form by BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”). Investor Shares are subject to 12b-1 fees, as discussed below under “Distribution Plan.” Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase.

Class A Shares of the Fund may be purchased at the offering price, which is the net asset value next determined after receipt of a properly completed application form by the Transfer Agent plus the applicable sales charge, if any. A list of sales charge waivers appears on page 20 of this prospectus.

An application form is attached at the end of this Prospectus. It is also available on the Fund’s website at www.newalternativesfund.com or you can call the Fund at 800-423-8383 to receive an application form by regular mail. If you would like to open an IRA account or some other special account, please call the Fund to receive the forms. For convenience, the Fund offers on-line account access via the Fund’s website at www.newalternativesfund.com where you can open a new account, purchase or redeem shares, receive reports and documents, and manage your account. Please note that the Fund will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office for Military Personnel and U.S. territories are acceptable).

Purchase orders that are received by the Transfer Agent before 4:00 p.m. Eastern time will be made at that day’s net asset value plus the applicable sales charge, if any.

Minimum Subsequent Investment: Each share class has the same minimum subsequent investment amount. After the minimum initial investment you can add as little as $50 periodically through an automatic investment arrangement with your bank. If you do not participate in the automatic investment plan, the minimum additional investment is $250. Send the stub from your last statement, together with a check drawn on a U.S. bank to one of the addresses noted below.

Purchases On-Line: You can open an account on-line via the Fund’s website at www.newalternativesfund.com by selecting “Open a New Account.” Follow the on-screen instructions to create an account. Shareholders with existing on-line access can use the website to purchase additional shares of the Fund.

Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for on-line transactions.

A written confirmation of the purchase transaction will be sent to you at your address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. The Fund reserves the right to cancel any on-line purchase order for which ACH payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by ACH transfer are not immediately available for redemption.

Purchases by Mail: You may purchase shares by mail by sending a signed, completed application form and a check drawn on a U.S. bank as follows:

Via Regular Mail:

New Alternatives Fund

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9794

Providence, RI 02940

If you are sending applications, checks or other communications to the Fund via express delivery, or registered or certified mail, send to:

New Alternatives Fund

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund does not accept purchases made with third party checks, traveler’s checks, credit card checks, starter checks, cashier’s checks or money orders. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund as a result. Any profits from such a cancellation will accrue to the Fund. The Fund reserves the right to suspend or modify the continuous offering of its shares.

Purchases by Wire: To make an initial purchase by wire, please call toll free at (800) 441-6580 or call (610) 382-7819 to have an account number assigned, to make arrangements for the submission of your application form and for current wire instructions.

Please note that your bank may charge you a wire fee. Please make sure that the amount that reaches the Fund, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required by the Fund. Mail your completed application form to the Transfer Agent at the address above. In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Customer Identification Program: Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain at least the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, Taxpayer Identification Number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its Transfer Agent.

Purchases through Financial Services Organizations: You may purchase shares of either class of the Fund through participating brokers, dealers, financial advisors, financial supermarkets, and other financial professionals. Simply call your investment professional to make your purchase. If you invest through a brokerage firm or other financial professional, you may pay fees in addition to those described in this Prospectus. Brokerage firms and other financial professionals may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Such organizations may charge a separate fee for administrative services in connection with investments in Fund shares. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a brokerage firm or other financial professional, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Brokerage firms and other financial professionals have the responsibility for transmitting purchase orders and money, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Transfer Agent at the time of purchase of your eligibility for the waiver or reduction.

Withholding: If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold a certain percentage, currently 24%, of all dividends, distributions and payments, including redemption proceeds.

Application Forms and Questions: A regular application form is attached at the end of this Prospectus. You can open an account on-line or download application forms (including IRA and Roth IRA forms), the Prospectus, SAI and shareholder reports from our website at www.newalternativesfund.com. Call toll free at (800) 441-6580 or (610) 382-7819 with any questions regarding the Fund or the forms.

Documentation Requirements: Additional documents may be required for purchases if shares are to be registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A purchase request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Automatic Investment Plan: You may open an automatic investment plan account with a $3,500 initial purchase for Investor Shares, a $2,500 initial purchase for Class A Shares, and a $50 monthly or quarterly investment for either class of shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund toll free at (800) 441-6580 or (610) 382-7819 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan section found on the application or contact the Fund toll free at (800) 441-6580 or (610) 382-7819.

Account Minimum: At the discretion of the Advisor, accounts with a total value at the time of notice of $1,000 or less, as a result of redemptions and not market fluctuations,

may be redeemed at net asset value by the Fund. You will be given at least 60 days’ notice by mail to bring the account up to the minimum level before involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: The Fund is a long-term investment. Do not invest if you are a “market timer”. Short-term investments are disruptive and do not benefit the Fund or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front-end sales charge or subject to the redemption fee.

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Frequent trading of Fund shares may lead to less efficient management of the Fund’s portfolio, resulting in dilution of the value of shares held by long-term shareholders. The Fund’s Board of Trustees has not adopted any special policies or procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders, but the Fund’s existing procedures enable it to reject purchases if it appears a shareholder is attempting market timing.

The Fund reserves the right to refuse certain requests to purchase shares.

Delivery of Shareholder Documents: The SEC has adopted rules that permit investment companies and financial intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder documents with respect to two or more shareholders sharing the same address by delivering a single document addressed to those shareholders. This process is commonly referred to as “householding.” The Fund engages in the householding of its shareholder document mailings. If, at any time, you no longer wish to participate in “householding” and would prefer to receive individual copies of these documents, please call toll-free (800) 441-6580 or at (610) 382-7819, or, if your shares are held through a financial intermediary, please contact the institution directly. The Fund will begin mailing separate Prospectuses and shareholder reports to you within 30 days after receiving your notice.

Pricing Shares

The Fund’s net asset value (“NAV”) for each class of shares is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Investor Shares or Class A Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges, where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, for example when the dates of U.S. and foreign stock market holidays differ, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

Sales Charges

The Fund’s share price is based upon the daily net asset value of its shares. The Fund’s offering price for its Class A Shares is the net asset value per share plus a front-end sales charge. The front-end sales charge provides payment to brokers or the underwriter and/or sub-distributor of the Fund. The Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below. Front-end sales charges are not imposed upon reinvested dividends or distributions.

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested
Up to $24,999.99	3.50%	2.75%	3.56%
$25,000 to $99,999.99	2.50%	2.00%	2.56%
$100,000 to $249,999.99	2.00%	1.75%	1.75%
$250,000 to $999,999.99	1.00%	1.00%	1.00%
$1,000,000 or more	None	None	None

Reductions or Modifications of Sales Charges

Subsequent Additional Purchases: If you add to your Class A Share holdings and pass the threshold into a different breakpoint, the sales charge for the additional purchases of Class A Shares will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the Class A Shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

Purchases Made By Families: Investors may combine family purchases of Class A Shares into a single transaction to qualify for a reduced sales charge; however, each family member must meet the minimum investment requirement. This includes purchases by spouses, children, parents, siblings, grandparents and family trusts.

Shareholders Who Own Class A Shares In More Than One Account: If you own Class A Shares in more than one account, you can aggregate your holdings for the purpose of meeting the reduced sales load breakpoints by adding the value of the additional Class A Shares to the current market value of the Class A Shares already owned. However, each account must still meet the minimum investment requirement. Shareholders who are uncertain of their account numbers (listed on purchase confirmations and shareholder statements) or account balances should contact the Transfer Agent to ascertain this information.

Sales Charge Waivers: Class A Shares of the Fund may be sold without a front-end sales charge to the following:

•	Non-Profit or Charitable Organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $25,000 or more.

•

Clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

•	Brokers who are purchasing for their own account and will not transfer their shares.

•	Officers, Trustees and employees of the Fund and Advisor and their families.

•

Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code of 1986 and “rabbi trusts.”

It is each investor’s responsibility to notify the Transfer Agent or other financial intermediary at the time of purchase regarding eligibility for such reduced or waived sales charges. Attach a note to your application form and/or call the Transfer Agent or other financial intermediary purchasing shares in order to help prevent errors. You may need to provide additional information or records such as statements, before your purchase can be affected with a reduced or waived sales charge. Much of this information is also available on the Fund’s website at www.newalternativesfund.com.

Distribution Plan

The Fund has adopted a distribution plan for its Investor Shares (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under this Plan, the Fund can pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Shares to the Advisor, underwriter or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Investor shareholders.

Amounts paid under the Plan may be used to cover expenses that are related to: (i) the sale of Investor Shares; (ii) ongoing servicing and/or maintenance of the accounts of Investor shareholders; and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Investor Shares, all as set forth in the Fund’s Plan. Ongoing servicing and/or maintenance of the accounts of Investor shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding Investor shareholder accounts and acting as agent or intermediary between Investor shareholders and the Fund or its service providers.

Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Transfer of Shares

Shares held with the Transfer Agent may be transferred to other parties, without charge. Requests for transfer must be in writing, include all relevant information (as required by the Transfer Agent) and be signed by the person or persons named on the account. The Fund’s Transfer Agent requires a signature guarantee under the Medallion Signature Guarantee Program (see below) for the transfer of shares. Shares not held with the Transfer Agent may be subject to different transfer restrictions or requirements; please call your financial intermediary for more information.

Redeeming Shares

If you have on-line account access, you may redeem shares using your on-line account. To do this, visit the Fund’s website at www.newalternativesfund.com, click on the button labeled “Account Login,” and follow the on-screen instructions. You may also redeem your shares by sending a letter of instructions on any day that the New York Stock Exchange is open for business. Redemptions will be priced at the net asset value next determined after receipt by the Transfer Agent of a redemption request in good order. In the event your redemption of Investor Shares is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee.

The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances, as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Redemption of Recently Purchased Shares: Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. This redemption fee applies to all Investor shareholders and accounts. The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of Investor Shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares. In determining the amount of any redemption fee, the Investor Shares having been held the longest in the account are considered redeemed first. Redemption fees are retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

If you wish to sell shares of either class that were recently purchased by check or ACH transfer, the Fund may delay mailing your redemption check for up to 15 business days after receipt of your redemption request to allow the original purchase check or ACH payment to clear. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check or ACH payment used to purchase the shares has not cleared.

Redemption Procedures: The following helps protect the Fund and its shareholders against fraud. Redemptions may be requested on-line or in writing. Requests for redemption in writing must be signed by the person or persons named on the account and addressed to: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722. Please include your account name, account number, and the number of shares or dollar amount to be redeemed on your request. Except as discussed in the next paragraph, redemption proceeds will only be paid to the account holder and only to the address or bank account designated on the Fund’s records. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $9.00 fee. Your bank may also charge you a wire fee. There is no charge if redemption proceeds are sent via the ACH system, and credit is generally available within three business days. For on-line redemptions, if there are multiple record owners, the Transfer Agent may rely upon the instructions of only one record owner.

A written confirmation of the redemption transaction will be sent to you at your address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Fund via its on-line access, and in such event, you may still purchase or redeem shares of the Fund using a method other than its on-line portal. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue on-line transactions without notice.

The convenience of using on-line transactions may result in decreased security. The Transfer Agent employs certain security measures as it processes these transactions. If such security procedures are used, neither the Fund nor its agents will be responsible for any losses that you incur because of a fraudulent on-line transaction.

Medallion Signature Guarantee Requirements: For documents requiring a signature guarantee, such guarantee must be stamped on the letter of instructions and obtained from an “eligible guarantor institution”, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required in the following cases:

•	Request for redemption, payable to the registered shareholder involving $25,000 or more;

•	If the address of record has changed within 30 days of a redemption request;

•	If redemption proceeds are payable to and/or mailed to other than the registered shareholder;

•	Updating the address of record due to mail being returned as undeliverable by the USPS; or

•	Request to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.

If the amount redeemed is less than $25,000, the need for a medallion signature guarantee may be required under certain circumstances at the discretion of the Fund.

Documentation Requirements: Additional documents may be required for redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Dividends and Distributions

The Fund intends to declare and pay annual dividends from net investment income received and net realized capital gains, if any. Any such distributions will be reinvested in the Fund unless you instruct otherwise. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Dividend and distribution payments are not guaranteed, are subject to the Board of Trustees’ discretion and may vary or be nonexistent from year to year. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Taxes

The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid in cash or reinvested in additional shares. Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable. The tax status of your dividends and capital gains distributions will be detailed in your annual tax statement from the Fund.

Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund’s shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund. For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale or redemption, and how long the shares were held.

Beginning with Fund shares acquired on or after January 1, 2012, the Fund is required to calculate and report the cost basis of shares redeemed. Unless you instruct the Fund otherwise, the Fund’s default tax lot identification method is FIFO (i.e., first-in, first-out) which means the first Fund shares you acquire are the first Fund shares redeemed. If your shares are held by a broker you should contact such broker.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare Tax on “net investment income.” Net investment income includes dividends and distributions paid by the Fund and capital gains from the sale or redemption of Fund shares.

The Fund’s Transfer Agent provides a confirmation statement after every transaction, an annual account statement reflecting all transactions for the year, and tax information which will be mailed after the end of each calendar year, a copy of which will also be filed with the Internal Revenue Service. You should consult your own tax advisor regarding your tax situation.

If you have questions about your account, please call the Transfer Agent toll free at (800) 441-6580 or (610) 382-7819.

Account Maintenance

(including address changes)

You can change the address on your account on-line or by mailing to the Fund’s Transfer Agent: (i) the completed and signed stub at the bottom of your annual account statement or transaction confirmation; or (ii) a letter including all relevant information and signed by all account holders. If you require any other type of account maintenance or have any questions related to account maintenance, please contact the Transfer Agent toll free at 800-441-6580 or (610) 382-7819 for all processing requirements. Maintenance requests should be mailed to:

For Regular Mail:	For Express Delivery:

New Alternatives Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9794 Providence, RI 02940	New Alternatives Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

You can also perform account maintenance operations, including address changes, e-delivery of statements and other functions, online by creating an account login through the Fund’s website. Go to www.newalternativesfund.com and click on the “Account Login” button. Follow the instructions provided to set up an individual account access portal. Contact the Transfer Agent if you need any assistance.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period and procedures vary by state.

Privacy Notice

The Fund and the Transfer Agent have a policy of not releasing information about the Fund’s shareholders without the shareholders’ permission, except under legal requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns show how much your investment in the Fund would have increased (or decreased) during each period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge for Class A Shares. The financial highlights have been independently audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report dated December 31, 2017, which is incorporated by reference into the SAI. The Fund’s annual report is available upon request at no charge by calling (800) 423-8383.

Class A	For the Years Ended December 31,

	2017	2016	2015	2014*	2013
Net asset value at the beginning of year	$47.78	$46.46	$46.87	$46.93	$36.40

Investment Operations

Net investment income	0.90 **	0.54 **	0.77 **	0.56	0.58

Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	9.18	2.55	(0.39)	0.81	10.53

Total from investment operations	10.08	3.09	0.38	1.37	11.11

Distributions

From net investment income	(1.03)	(0.67)	(0.79)	(0.63)	(0.58)

From net realized gains	(1.29)	(1.10)	—	(0.80)	—

Total distributions	(2.32)	(1.77)	(0.79)	(1.43)	(0.58)

Net asset value at end of year	$55.54	$47.78	$46.46	$46.87	$46.93

Total return (Sales load not reflected)	21.08%	6.66%	0.82%	2.91%	30.52%

Net assets, end of the year (in thousands)	$209,804	$179,974	$177,745	$175,843	$175,101

Ratio of expenses to average net assets	1.07%	1.12%	1.15%	1.08%	1.12%

Ratio of net investment income to average net assets	1.64%	1.12%	1.55%	1.07%	1.34%

Portfolio turnover	11.31%	30.44%	37.14%	67.04%	24.01%

Number of shares outstanding at end of the year	3,777,599	3,766,734	3,825,379	3,751,972	3,731,230

*	The Fund acquired all of the assets and liabilities of New Alternatives Fund, Inc. (the “Predecessor Company”) in a reorganization on November 14, 2014. The Predecessor Company’s performance and financial history have been adopted by the Fund and will be used going forward. As a result the information prior to November 14, 2014 reflects that of the Predecessor Company.

**	The selected per share data was calculated using the average shares outstanding method for the period.

Investor Shares	For Years Ended December 31,

	2017	2016	2015*
Net asset value at the beginning of year	$47.71	$46.39	$46.87

Investment Operations

Net investment income	0.76 **	0.42 **	0.62 **

Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	9.15	2.56	(0.36)

Total from investment operations	9.91	2.98	0.26

Distributions

From net investment income	(0.92)	(0.56)	(0.74)

From net realized gains	(1.29)	(1.10)	—

Total distributions	(2.21)	(1.66)	(0.74)

Net asset value at end of year	$55.41	$47.71	$46.39

Total return	20.76%	6.42%	0.56%

Net assets, end of the year (in thousands)	$3,275	$1,848	$1,329

Ratio of expenses to average net assets	1.32%	1.37%	1.40%

Ratio of net investment income to average net assets	1.39%	0.87%	1.31%

Portfolio turnover	11.31%	30.44%	37.14%

Number of shares outstanding at end of the year	59,105	38,727	28,653

*	Investor Shares inception date was December 31, 2014.

**	The selected per share data was calculated using the average shares outstanding method for the period.

NEW ALTERNATIVES FUND

NEW ACCOUNT APPLICATION

Mail Completed Form and Check to:
New Alternatives Fund	Phone (800) 423-8383 or email
c/o BNY Mellon Investment Servicing (US) Inc.	info@newalternativesfund.com for General Inquiries
P.O. Box 9794	Phone (800) 441-6580 or (610) 382-7819 for Individual
Providence, RI 02940	Account Inquiries

Overnight Mail: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see other identifying documents.

I hereby remit $             ($2,500 minimum Class A Shares / $3,500 minimum Investor Shares) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund (For IRA’s see separate application at www.newalternativesfund.com). Please apply my purchase request to the purchase of (check one):

☐ Class A Shares (Fund 320) (NALFX)	☐ Investor Shares (Fund 420) (NAEFX)

Please register the shares as follows:

(Please Print or Type Clearly)

1. ACCOUNT REGISTRATION (check one)

☐ Individual	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)
Social Security Number

☐ Joint Tenants:
Tenant A:	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)

Tenant A: Social Security Number

Tenant B:	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)
Tenant B: Social Security Number

☐ Gift to Minors	/ /
First Name of Custodian Middle Initial Last Name	Date of Birth: (M/D/Year)
Social Security Number Under the State of UGMA/UTMA.

/ /
First Name of Minor Middle Initial Last Name	Minor’s Date of Birth: (M/D/Year)
Minor’s Social Security Number

1

☐ Trust Account: Please provide documents to evidence the existence of the entity such as the trust agreement. Only first page and signature page of a trust is needed.

TYPE OF ENTITY:        ☐ Trust

Name of Trust

Name of Trustee		Trustee Social Security Number

Trustee Date of Birth	Date of Trust	Trust’s Tax Identification Number

☐ Corporation, Partnership or Other Entity: Please provide documents to evidence the existence of the entity such as certified articles of incorporation, a government issued business license, or a partnership agreement.

TYPE OF ENTITY (taxable):        ☐ S Corporation        ☐ C Corporation        ☐ Estate        ☐ Partnership

(Name of Corporation, Partnership, Association or Other Entity)

Taxpayer Identification Number	Authorized Signer(s)

Auth. Signer Date of Birth	Auth. Signer social Security Number

☐ Other: Please check if the account is an omnibus position and provide the name of the entity that has entered into an agreement with the Fund and/or the Distributor pursuant to Rule 22c2.

FOR ALL INDIVIDUALS, JOINT OWNERS, GIFTS TO MINORS, TRUSTS, CORPORATIONS, ETC.:

CITIZENSHIP:        ☐ U.S. Citizen        ☐ Resident Alien        ☐ Non-Resident Alien

When there is one or more persons named for joint tenants, minors, trusts or corporations, provide the above information for all persons. If there is more than one authorized signer, please provide the information on a separate sheet and provide citizenship and related identification data for each.

FOR NON-RESIDENT ALIEN(S):

Government Issued ID Number:

Government ID Type (Passport, NRA Registration, etc.):

Country of Issuance:

2. MAILING ADDRESS

Street Address (P.O. Box is not acceptable)	City	State	Zip Code

Joint Tenant or Minor’s Street Address	City	State	Zip Code

Duplicate Statement Mailing Address	City	State	Zip Code

3. TELEPHONE INFORMATION

Home (      )                               Office (      )                              E-mail (optional)

4. EMPLOYER (if any):

(Name/Address requested by regulatory authorities)

2

5. COST BASIS ELECTION

The New Alternatives Fund is responsible for tracking and reporting to the IRS your realized gains and losses on covered Shares. In general, these are shares acquired on or after January 1, 2012.

The New Alternatives Fund’s default tax lot identification method is FIFO (first-in, first-out), which means the first Fund shares you acquire are the first Fund shares sold.

Note: IRS Regulations do not permit the change of the method on a settled trade.

☐  FI – I choose the Fund’s default method of FIFO*

☐  AC – I choose the Average Cost method

☐  SL – I choose the Specific Lot Identification method (Shareholder must choose lot at time of redemption.)

*	If no option is selected above, your account will use the Fund’s default method of FIFO.

6. AUTOMATIC INVESTMENT PLAN (Bank Account only)

☐  I have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus. I wish to invest on a monthly/quarterly basis, directly from my checking/savings account into the New Alternatives Fund. This form must be received 15 business days prior to the first selected draft date. Please attach a voided check and designate the amount you would like invested each month/quarter $             ($50 minimum).

☐  Monthly              ☐  Quarterly (check one)        To begin on the 10th, 15th, 20th (circle one) of the period.

7. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

I have received a copy and read the New Alternatives Fund’s current Prospectus. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X	X
Signature of Applicant/Date	Signature of Joint Owner, if any/Date

8. HOUSEHOLDING CONSENT. I hereby consent to the delivery of a single copy of the New Alternatives Fund’s financial reports, Prospectuses, proxy statements and other similar documents to all investors with whom I share an address and who either have my same last name or are a member of my family.

X	X
Signature of Applicant/Date	Signature of Joint Owner, if any/Date

This section to be completed by Broker/Dealer or Investment Advisor – If applicable

Firm’s Name
( )
Representative’s/Advisor’s Name Number	Number

Firm’s Address/Phone Number

Authorized Signature

3

Additional information about the Fund is contained in the Statement of Additional Information dated April 30, 2018 (“SAI”). The SAI is incorporated by reference into this Prospectus.

Additional information about the investments of the Fund is available in its Annual and Semi-Annual Reports to Shareholders. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year and also lists portfolio holdings at the end of the fiscal year.

The Annual and Semi-Annual Reports and the SAI are available, free of charge, on our website at www.newalternativesfund.com. Also, you can request free copies of the Annual and Semi-Annual Reports and the SAI, request other information or make shareholder inquiries, by calling (800) 423-8383; emailing info@newalternativesfund.com; or writing to the Fund at the address below. A copy of requested document(s) will be mailed to you no later than three business days following receipt of your request.

New Alternatives Fund

150 Broadhollow Road, Suite PH2

Melville, NY 11747

Information about the Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC’s Public Reference Room, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. You may also visit the EDGAR Database on the SEC’s website (www.sec.gov) to review reports and other information about the Fund.

The Fund’s SEC file number is: 811-03287

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND

PROSPECTUS

APRIL 30, 2018